Exhibit 99.02

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.415663
                                                         ----------------------
       Weighted average maturity                                        164.59
                                                         ----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
             Principal Per     Prepayments Per    Interest Per
      Class   Certificate        Certificate       Certificate  Payout Rate
      -----   -----------        -----------       -----------  -----------
       R     $   0.00000000   $      0.00000000  $ 0.00000000   %0.00000000
       PO    $   4.31926919   $      0.62433815  $ 0.00000000   %0.00000000
       A1    $  24.21980581   $     21.54235727  $ 4.30767145   %6.75000010
       A2    $  29.43177752   $     26.17815666  $ 4.02830222   %6.74999993
       A3    $   3.37202949   $      2.99925862  $ 5.42516312   %6.75000006
       M     $   3.37202743   $      0.00000000  $ 5.42516326   %6.75000024
       B1    $   3.37202971   $      0.00000000  $ 5.42515897   %6.74999495
       B2    $   3.37203657   $      0.00000000  $ 5.42516609   %6.75000393
       B3    $   3.37202550   $      0.00000000  $ 5.42516219   %6.74999890
       B4    $   3.37202990   $      0.00000000  $ 5.42517941   %6.75002046
       B5    $   3.37203904   $      0.00000000  $ 5.42517189   %6.75001047

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       37,703.83
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  149,480,308.49
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  482
                                                              ------------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                    0.00  $            0.00  $             0.00  36157RCN3
PO   $              148,797.88  $      148,120.80  $           944.90  GEC9801PO
A1   $           47,993,202.84  $   46,475,347.61  $           741.59  36157RCK9
A2   $           76,117,467.43  $   72,989,218.54  $           686.71  36157RCL7
A3   $           25,628,046.01  $   25,538,444.24  $           961.10  36157RCM5
SUP  $          142,435,785.28  $  137,739,007.85  $           734.00  GEC98001S
M    $            1,448,094.17  $    1,443,031.28  $           961.10  36157RCP8
B1   $              965,394.50  $      962,019.25  $           961.10  36157RCQ6
B2   $              482,694.83  $      481,007.22  $           961.10  36157RCR4
B3   $              772,316.57  $      769,616.37  $           961.10  36157RCG8
B4   $              289,616.90  $      288,604.33  $           961.10  36157RCH6
B5   $              386,248.29  $      384,897.88  $           961.10  36157RCJ2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             2        Principal Balance      $     621,430.89
                               --------                              -----------
       2.   60-89 days
            Number             1        Principal Balance      $     229,323.79
                               --------                              -----------
       3.   90 days or more
            Number             0        Principal Balance      $           0.00
                               --------                              -----------
       4.   In Foreclosure
            Number             0        Principal Balance      $           0.00
                               --------                              -----------
       5.   Real Estate Owned
            Number             0        Principal Balance      $           0.00
                               --------                              -----------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $   2,621,837.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $     100,000.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $   2,001,914.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate:  % 0.00000000
                                                                     -----------